Exhibit 10.10

Department of Health and Human Services
National Institutes of Health
NATIONAL INSTITUTE OF ENVIRONMENTAL HEALTH SCIENCES

Notice of Award
FAIN# R44ES032360
Federal Award Date
04/13/2022

Recipient Information

1. Recipient Name
HESPEROS, INC.
12501 RESEARCH PKWY STE 100

ORLANDO, FL 32826

2. Congressional District of Recipient
07

3. Payment System Identifier (ID)
1472107365A1

4. Employer Identification Number (EIN)
472107365

5. Data Universal Numbering System (DUNS)
079563251

6. Recipient's Unique Entity Identifier
R1LSLA5YJMJ9

7. Project Director or Principal Investigator
MICHAEL L SHULER, PHD
Sameul B. Eckert Professor Of Engineering
mshuler@hesperosinc.com
607-255-7577

8. Authorized Official
Nathan Post
nate@hesperosinc.com
407-900-5915

Federal Agency Information

9. Awarding Agency Contact Information
Michelle Victalino
Grants Management Officer
NATIONAL INSTITUTE OF
ENVIRONMENTAL HEALTH SCIENCES
victalinom@od.nih.gov
(984) 287-3336

10. Program Official Contact Information
Daniel Shaughnessy
Health Scientist Administrator
NATIONAL INSTITUTE OF
ENVIRONMENTAL HEALTH SCIENCES
shaughn1@niehs.nih.gov
984-287-3321

Federal Award Information

11. Award Number
5R44ES032360-03

12. Unique Federal Award Identification Number (FAIN)
R44ES032360

13. Statutory Authority
42 USC 241 15 USC 638 42 CFR 52

14. Federal Award Project Title
Biodistribution and PK modeling of rat vs. human systems

15. Assistance Listing Number
93.113

16. Assistance Listing Program Title
Environmental Health

17. Award Action Type
Non-Competing Continuation (REVISED)

18. Is the Award R&D?
Yes

Summary Federal Award Financial Information

19. Budget Period Start Date 03/01/2022 **– End Date** 02/28/2023	
20. Total Amount of Federal Funds Obligated by this Action	$35,173
20 a. Direct Cost Amount	$0
20 b. Indirect Cost Amount	$35,173
21. Authorized Carryover	
22. Offset	
23. Total Amount of Federal Funds Obligated this budget period	$789,413
24. Total Approved Cost Sharing or Matching, where applicable	$0
25. Total Federal and Non-Federal Approved this Budget Period	$789,413
26. Project Period Start Date 09/11/2020 **– End Date** 02/28/2023	
27. Total Amount of the Federal Award including Approved Cost Sharing or Matching this Project Period	$1,543,653

28. Authorized Treatment of Program Income
Additional Costs

29. Grants Management Officer - Signature
Michelle Victalino

30. Remarks
Acceptance of this award, including the "Terms and Conditions," is acknowledged by the recipient when funds are drawn down or otherwise requested from the grant payment system.

SECTION I – AWARD DATA – 5R44ES032360-03 REVISED

Principal Investigator(s):
MICHAEL L SHULER, PHD

Award e-mailed to: NPost@hesperosinc.com

Dear Authorized Official:

The National Institutes of Health hereby revises this award to reflect an increase in the amount of $35,173 (see "Award Calculation" in Section I and "Terms and Conditions" in Section III) to HESPEROS, INC in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 15 USC 638 42 CFR 52 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award, including the "Terms and Conditions," is acknowledged by the recipient when funds are drawn down or otherwise requested from the grant payment system.

Each publication, press release, or other document about research supported by an NIH award must include an acknowledgment of NIH award support and a disclaimer such as "Research reported in this publication was supported by the National Institute Of Environmental Health Sciences of the National Institutes of Health under Award Number R44ES032360. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institutes of Health." Prior to issuing a press release concerning the outcome of this research, please notify the NIH awarding IC in advance to allow for coordination.

Award recipients must promote objectivity in research by establishing standards that provide a reasonable expectation that the design, conduct and reporting of research funded under NIH awards will be free from bias resulting from an Investigator's Financial Conflict of Interest (FCOI), in accordance with the 2011 revised regulation at 42 CFR Part 50 Subpart F. The Institution shall submit all FCOI reports to the NIH through the eRA Commons FCOI Module. The regulation does not apply to Phase I Small Business Innovative Research (SBIR) and Small Business Technology Transfer (STTR) awards. Consult the NIH website http://grants.nih.gov/grants/policy/coi/ for a link to the regulation and additional important information.

If you have any questions about this award, please direct questions to the Federal Agency contacts.

Sincerely yours,

Michelle Victalino
Grants Management Officer
NATIONAL INSTITUTE OF ENVIRONMENTAL HEALTH SCIENCES

Additional information follows

Cumulative Award Calculations for this Budget Period (U.S. Dollars)

Salaries and Wages	$167,565
Fringe Benefits	$56,889
Personnel Costs (Subtotal)	$224,454
Consultant Services	$10,000
Materials & Supplies	$97,054
Travel	$5,435
Subawards/Consortium/Contractual Costs	$200,000
Publication Costs	$1,800

Federal Direct Costs	$538,743
Federal F&A Costs	$250,670
Approved Budget	$789,413
Total Amount of Federal Funds Authorized (Federal Share)	$789,413
TOTAL FEDERAL AWARD AMOUNT	$789,413

AMOUNT OF THIS ACTION (FEDERAL SHARE)	$35,173

SUMMARY TOTALS FOR ALL YEARS (for this Document Number)		
YR	**THIS AWARD**	**CUMULATIVE TOTALS**
3	$789,413	$789,413

Fiscal Information:

Payment System Identifier:	1472107365A1
Document Number:	RES032360B
PMS Account Type:	P (Subaccount)
Fiscal Year:	2022

IC	CAN	2022
ES	8470016	$789,413

NIH Administrative Data:
PCC: 5C70T04V / **OC**: 41025 / **Released**: Victalino, Michelle 04/12/2022
Award Processed: 04/13/2022 12:03:39 AM

SECTION II – PAYMENT/HOTLINE INFORMATION – 5R44ES032360-03 REVISED

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – STANDARD TERMS AND CONDITIONS – 5R44ES032360-03 REVISED

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Award.
b. Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c. 45 CFR Part 75.
d. National Policy Requirements and all other requirements described in the NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e. Federal Award Performance Goals: As required by the periodic report in the RPPR or in the final progress report when applicable.
f. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

Research and Development (R&D): All awards issued by the National Institutes of Health (NIH) meet the definition of "Research and Development" at 45 CFR Part§ 75.2**.** As such, auditees should identify NIH awards as part of the R&D cluster on the Schedule of Expenditures of Federal Awards (SEFA). The auditor should test NIH awards for compliance as instructed in Part V, Clusters of Programs. NIH recognizes that some awards may have another classification for purposes of indirect costs. The auditor is not required to report the disconnect (i.e., the award is classified as R&D for Federal Audit Requirement purposes but non-research for indirect cost rate purposes), unless the auditee is charging indirect costs at a rate other than the rate(s) specified in the award document(s).

This award is subject to the life cycle certification requirements set forth in Section 18.5.5.4 of the NIH Grants Policy Statement and NOT-OD-19-025. Effective January 1, 2019, Awardees are required to submit this certification within the I-RPPR and the F-RPPR under Section G.1: Special Notice of Award and Funding Opportunity Announcement Reporting Requirements and maintain it on file in accordance with the records and retention policy in Section 8.4.2 of the NIH Grants Policy Statement.

A certification is required at the following times:

- For SBIR/STTR Phase I Awardees: At the time of receiving final payment or disbursement from the Payment Management System.
- For SBIR/STTR Phase II Awardees: Prior to receiving more than 50% of the total award amount and prior to final payment or disbursement from the Payment Management System.

If the grantee cannot complete this certification or cannot ensure compliance with the certification process, it should notify the GMO immediately. If resolution cannot be reached, the GMO will void or terminate the grant, as appropriate.
The certification form is available in fillable format at: http://grants.nih.gov/grants/forms.htm#sbir.
An unobligated balance may be carried over into the next budget period without Grants Management Officer prior approval.

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

This award is subject to the requirements of 2 CFR Part 25 for institutions to obtain a unique entity identifier (UEI) and maintain an active registration in the System for Award Management (SAM). Should a consortium/subaward be issued under this award, a UEI requirement must be included. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and other additional information.

This award has been assigned the Federal Award Identification Number (FAIN) R44ES032360. Recipients must document the assigned FAIN on each consortium/subaward issued under this award.

Based on the project period start date of this project, this award is likely subject to the Transparency Act subaward and executive compensation reporting requirement of 2 CFR Part 170. There are conditions that may exclude this award; see http://grants.nih.gov/grants/policy/awardconditions.htm for additional award applicability information.

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory. For more information, see NOT-OD-08-033 and the Public Access website: http://publicaccess.nih.gov/.

This award represents the final year of the competitive segment for this grant. See the NIH Grants Policy Statement Section 8.6 Closeout for complete closeout requirements at: http://grants.nih.gov/grants/policy/policy.htm#gps.

A final expenditure Federal Financial Report (FFR) (SF 425) must be submitted through the eRA Commons (Commons) within 120 days of the period of performance end date; see the NIH Grants Policy Statement Section 8.6.1 Financial Reports, http://grants.nih.gov/grants/policy/policy.htm#gps, for additional information on this submission requirement. The final FFR must indicate the exact balance of unobligated funds and may not reflect any unliquidated obligations. There must be no discrepancies between the final FFR expenditure data and the Payment Management System's (PMS) quarterly cash transaction data. A

final quarterly federal cash transaction report is not required for awards in PMS B subaccounts (i.e., awards to foreign entities and to Federal agencies). NIH will close the awards using the last recorded cash drawdown level in PMS for awards that do not require a final FFR on expenditures or quarterly federal cash transaction reporting. It is important to note that for financial closeout, if a grantee fails to submit a required final expenditure FFR, NIH will close the grant using the last recorded cash drawdown level. If the grantee submits a final expenditure FFR but does not reconcile any discrepancies between expenditures reported on the final expenditure FFR and the last cash report to PMS, NIH will close the award at the lower amount. This could be considered a debt or result in disallowed costs.

A Final Invention Statement and Certification form (HHS 568), (not applicable to training, construction, conference or cancer education grants) must be submitted within 120 days of the expiration date. The HHS 568 form may be downloaded at: http://grants.nih.gov/grants/forms.htm. This paragraph does not apply to Training grants, Fellowships, and certain other programs—i.e., activity codes C06, D42, D43, D71, DP7, G07, G08, G11, K12, K16, K30, P09, P40, P41, P51, R13, R25, R28, R30, R90, RL5, RL9, S10, S14, S15, U13, U14, U41, U42, U45, UC6, UC7, UR2, X01, X02.

Unless an application for competitive renewal is submitted, a Final Research Performance Progress Report (Final RPPR) must also be submitted within 120 days of the period of performance end date. If a competitive renewal application is submitted prior to that date, then an Interim RPPR must be submitted by that date as well. Instructions for preparing an Interim or Final RPPR are at: https://grants.nih.gov/grants/rppr/rppr_instruction_guide.pdf. Any other specific requirements set forth in the terms and conditions of the award must also be addressed in the Interim or Final RPPR. *Note that data reported within Section I of the Interim and Final RPPR forms will be made public and should be written for a lay person audience*.

NIH strongly encourages electronic submission of the final invention statement through the Closeout feature in the Commons, but will accept an email or hard copy submission as indicated below.

Email: The final invention statement may be e-mailed as PDF attachments to: NIHCloseoutCenter@mail.nih.gov.

Hard copy: Paper submissions of the final invention statement may be faxed to the NIH Division of Central Grants Processing, Grants Closeout Center, at 301-480-2304, or mailed to:

National Institutes of Health
Office of Extramural Research
Division of Central Grants Processing
Grants Closeout Center
6705 Rockledge Drive
Suite 5016, MSC 7986
Bethesda, MD 20892-7986 (for regular or U.S. Postal Service Express mail)
Bethesda, MD 20817 (for other courier/express deliveries only)

NOTE: If this is the final year of a competitive segment due to the transfer of the grant to another institution, then a Final RPPR is not required. However, a final expenditure FFR is required and should be submitted electronically as noted above. If not already submitted, the Final Invention Statement is required and should be sent directly to the assigned Grants Management Specialist.

In accordance with the regulatory requirements provided at 45 CFR 75.113 and Appendix XII to 45 CFR Part 75, recipients that have currently active Federal grants, cooperative agreements, and procurement contracts with cumulative total value greater than $10,000,000 must report and maintain information in the System for Award Management (SAM) about civil, criminal, and administrative proceedings in connection with the award or performance of a Federal award that reached final disposition within the most recent five-year period. The recipient must also make semiannual disclosures regarding such proceedings. Proceedings information will be made publicly available in the designated integrity and performance system (currently the Federal Awardee Performance and Integrity Information System (FAPIIS)). Full reporting requirements and procedures are found in Appendix XII to 45 CFR Part 75. This term does not apply to NIH fellowships.

Treatment of Program Income:

SECTION IV – ES SPECIFIC AWARD CONDITIONS – 5R44ES032360-03 REVISED

Clinical Trial Indicator: No
This award does not support any NIH-defined Clinical Trials. See the NIH Grants Policy Statement Section 1.2 for NIH definition of Clinical Trial.

REVISION:
This revised Notice of Award is issued to adjust facilities and administrative (F&A) costs to reflect the negotiated F&A rate dated ***12/21/2021.***

THE FOLLOWING TERMS FROM THE PREVIOUS NOTICE OF AWARD REMAIN ACTIVE, AS STATED BELOW:

FUNDING INFORMATION:
NIH is currently funded through a Continuing Resolution at below the FY2022 level (See NIH Guide Notice NOT-OD-22-045: https://grants.nih.gov/grants/guide/notice-files/NOT-OD-22-045.html). NIEHS is issuing this award at the level committed on the most recent Notice of Award.

This award is made under the Simplified Noncompeting Award Process (SNAP), which does not require the annual submission of a budget. As such, direct costs shown in Section I reflect the distribution of the direct costs previously committed.

This award is issued in response to the funding opportunity announcement RFA: ES-20-005, Organotypic Culture Models developed from Experimental Animals for Chemical Toxicity Screening (R43/R44 Clinical Trial Not Allowed). The full text of that announcement can be found at: https://grants.nih.gov/grants/guide/rfa-files/RFA-ES-20-005.html

SALARY CAP:
None of the funds in this award shall be used to pay the salary of an individual at a rate in excess of the applicable salary cap. Therefore, this award and/or future years are adjusted accordingly, if applicable. Current salary cap levels can be found at the following URL: http://grants1.nih.gov/grants/policy/salcap_summary.htm.

CONSORTIUM:
This award includes funds awarded for consortium activity with the following institutions:

University of Central Florida

Consortia are to be established and administered as described in the current NIH Grants Policy Statement (NIH GPS).

SBIR Terms of Award:

SBIR FUNDING INFORMATION:
Allowable costs conducted by for-profit organizations will be determined by applying the cost principles of Contracts with Commercial Organizations set forth in 48 CFR, Subpart 31.2.

The fee provided as part of this Notice of Award is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the DHHS Payment Management System in increments proportionate to the drawdown of costs.

INTELLECTUAL PROPERTY RIGHTS:
Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (https://s-edison.info.nih.gov/iEdison/) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

To the extent authorized by 35 U.S.C., Section 205, the Government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that patent application.

BUY AMERICA ACT:
When purchasing equipment or products under this SBIR award, the recipient shall use only American-made items, whenever possible.

REPORTING REQUIREMENTS:
The requirements for non-Federal audits of for-profit organizations are specified in 45 CFR 75.215. A for-profit organization is required to have a non-Federal audit if, during its fiscal year, it expended a total of $750,000 or more in Federal awards. Please see NIH Grants Policy Statement, Section 18.4.5 Grants to For-Profit Organizations – Audit (http://grants.nih.gov/grants/policy/nihgps/nihgps.pdf), for more information.

NIEHS HOME PAGE:
The NIEHS home page can be found at: http://www.niehs.nih.gov/.

SPREADSHEET SUMMARY
AWARD NUMBER: 5R44ES032360-03 REVISED

INSTITUTION: HESPEROS, INC

Budget	Year 3
Salaries and Wages	$167,565
Fringe Benefits	$56,889
Personnel Costs (Subtotal)	$224,454
Consultant Services	$10,000
Materials & Supplies	$97,054
Travel	$5,435
Subawards/Consortium/Contractual Costs	$200,000
Publication Costs	$1,800
TOTAL FEDERAL DC	$538,743
TOTAL FEDERAL F&A	$250,670
TOTAL COST	$789,413

Facilities and Administrative Costs	Year 3
F&A Cost Rate 1	74%
F&A Cost Base 1	$338,743
F&A Costs 1	$250,670